Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended February 28, 2010

Accounting Method:	☒Accrual Basis	☐Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH
Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)
☒	☐	2. Balance Sheet (Form 2-C)
☒	☐	3. Profit and Loss Statement (Form 2-D)
☒	☐	4. Supporting Schedules (Form 2-E)
☒	☐	5. Disbursements Summary (Form 2-F)
☐	☒	6. Narrative (Form 2-G)
☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)
☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:
1. Is the business still operating?	X
2. Were any assets (other than inventory) sold this month?	X	(2)
3. Were all employees timely paid this month?	X
4. Are all insurance policies and operating licenses current and in effect?	X	(3)
5. Did you open any new bank accounts this month?			X
6. Did you deposit all receipts into your DIP account this month?	X
7. Have all taxes been timely paid (payroll, sales, etc.)?	X
8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	3/24/2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I.Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	On February 26, 2010 the company completed the sale of the Servicing Portfolio.
(3)	The Employment Practices Liability insurance will expire on 3/17/2010. TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 2/1/2010 to 2/28/2010

CASH FLOW SUMMARY

		Current Month		Accumulated

For Period Ended February 28, 2010
Beginning Cash Balance		$43,462,015	(2)	$16,847,967	(2)

2.	Cash Receipts
	Operations	3,537,596		23,576,645
	Sale of Assets	77,167,676	(3)	80,197,108
	Loans/advances	18,158,924	(3)	18,158,924
	Other	—		21,848,472

	Total Cash Receipts	$98,864,196		$143,781,149

3.	Cash Disbursements
	Operations	3,040,550		12,694,894
	Debt Service/Secured loan payment	—		—
	Professional fees/U.S. Trustee fees	461,135		8,109,696
	Other	15,000,000	(4)	16,000,000

	Total Cash Disbursements	$18,501,685		$36,804,590

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	80,362,511		106,976,559

5.	Ending Cash Balance (to Form 2-C)	$123,824,526	(5)	$123,824,526	(5)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance

xxxxxxx2822	New Mexico Bank & Trust	$19,307,771	$—	$8,393	$19,299,378

xxxxxxx0805	J.P. Morgan	128,016	—	—	128,016

xxxxxxx1807	New Mexico Bank & Trust	5,515	—	—	5,515

xxxxxxx2954	New Mexico Bank & Trust	20,662	—	802	19,860

xxxxxxx2989	New Mexico Bank & Trust	33,176	—	—	33,176

xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984

xxxxxxx2842	New Mexico Bank & Trust	3,909,315	—	—	3,909,315

xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002

xxxxxxx9639	The Bank of New York Mellon	—	—	—	—

xxxxxxx0989	Bank of America	100,328,280	—	—	100,328,280

		$123,833,721	$—	$9,195	$123,824,526	(5)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Proceeds from sale of servicing portfolio and repayment of accounts receivable, subject to true-up.
(4)	Return of deposits received from Qualified Bidders in the Servicing Portfolio.
(5)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 2/1/2010 to 2/28/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/2/2010	7061	Equibond, Inc.	Expense reimbursement	$1,725
2/2/2010	7062	J and J Technical Services, Inc.	Info Services	5,011
2/2/2010	7063	Epiq Bankruptcy Solutions, LLC	Professional services	188
2/2/2010	7064	Iron Mountain	Document Storage	535
2/2/2010	7065	TMST Employee	Expense reimbursement	2,980
2/10/2010	Wire	ADP Inc.	Payroll - Direct deposits	63,353
2/11/2010	Wire	ADP, Inc.	Payroll taxes	38,360
2/17/2010	7066	Thornburg Investment Management	Postage	10
2/17/2010	7067	RR Donnelley Receivables, Inc	EDGAR Filings	3,038
2/17/2010	7068	AccessData	Info Services	11,505
2/17/2010	7069	TMST Employee	Expense reimbursement	1,901
2/17/2010	7070	Bravo Technical Resources	Contract Services	23,699
2/17/2010	7071	J and J Technical Services, Inc.	Info Services	602
2/17/2010	7072	dtSearch Corporation	Info Services	960
2/17/2010	7073	Iron Mountain	Document Storage	1,021
2/17/2010	7074	American Stock Transfer & Trust	Transfer fee	5,500
2/17/2010	7075	The Carlisle Group, Inc.	Info Services	7,500
2/17/2010	7076	Symantec SMB Renewals	Info Services	3,658
2/17/2010	7077	State of New Mexico	Corporate Report Fee	25
2/17/2010	7078	LuciData, Inc.	Info Services	3,740
2/18/2010	Wire	Cenlar	P&I Advance	2,473,804
2/18/2010	Wire	Cenlar	P&I Advance	7,148
2/18/2010	Wire	Shapiro Sher Guinot & Sandler	Professional services	143,327
2/18/2010	Wire	Goldin Associates, LLC	Professional services	166,068
2/18/2010	Wire	Tydings & Rosenberg LLP	Professional services	24,133
2/18/2010	Wire	J.H. Cohn LLP	Professional services	20,457
2/18/2010	Wire	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	94,790
2/18/2010	Wire	Protiviti Inc.	Professional services	7,375
2/18/2010	Wire	Venable LLP	Professional services	4,797
2/24/2010	Wire	ADP, Inc	Payroll - Direct deposits	205,401
2/25/2010	Wire	ADP, Inc.	Payroll taxes	138,517

			Total Cash Disbursements	$3,461,127	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
2/3/2010	Cenlar	Return P&I Advance	$3,681
2/3/2010	Cenlar	Investor P43 P&I Remittance Jan 2010	65,190
2/3/2010	Cenlar	Investor Z43 P&I Remittance Jan 2010	36,069
2/22/2010	Cenlar	Return P&I Advance	2,473,804
2/23/2010	Cenlar	Return P&I Advance	1,556
2/23/2010	Barclay’s	Asset Liquidation Correction	39,201
2/22/2010	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Jan 2010	37,735
2/24/2010	Wells Fargo Bank	Credit Risk Advisor Fee	1,142
2/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	488
2/25/2010	Wells Fargo Bank	Reinvestment Income	278
2/26/2010	Deutsche Bank	Reinvestment Income	6
2/26/2010	Pam Real Estate Holdings	Servicing Release	4,500

		Total Cash Receipts	$2,663,649	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/2/2010	15466	FedEX	Shipping	$2,017
2/2/2010	15467	Pepper Hamilton LLP	Professional services	35,000
2/17/2010	15468	MIDCON Data Services LLC	Document Storage	2,072
2/17/2010	15469	State of Florida	Withdrawal fee	35
2/17/2010	15470	State of Kansas	Withdrawal fee	35
2/17/2010	15471	State of Kentucky	Withdrawal fee	40
2/17/2010	15472	State of Mississippi	Withdrawal fee	25
2/17/2010	15473	State of Nebraska	Withdrawal fee	30
2/17/2010	15474	State of New Mexico	Corporate Report Fee	25
2/17/2010	15475	State of Oregon	Withdrawal fee	50
2/17/2010	15476	State of Rhode Island	Corporate Report Fee	50
2/17/2010	15477	State of South Dakota	Withdrawal fee	10
2/17/2010	15478	State of Nebraska	Occupational Tax Report	52
2/23/2010	ACH	State of Delaware	Annual Franchise Tax	425

			Total Cash Disbursements	$39,866	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
2/24/2010	Bank of America (Countrywide)	Credit Risk Advisor Fee	$676
2/25/2010	US Bank	Trust Wire	739
2/25/2010	Citibank	Corporate Trust Fed Wire	984

		Total Cash Receipts	$2,398	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/5/2010	ACH	ADP Financial Services	Payroll processing	$103
2/19/2010	ACH	ADP Financial Services	Payroll processing	145
2/25/2010	ACH	ADP Financial Services	Payroll W2 processing	444

			Total Cash Disbursements	$692	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
2/28/2010	New Mexico Bank & Trust	Interest Paid	$1

		Total Cash Receipts	$1	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
2/25/2010	Venable LLP	Return of retainer balance	870,130

		Total Cash Receipts	$870,130	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
2/1/2010	Wire	Servicing Portfolio Bidder	Return Deposit	$2,500,000
2/1/2010	Wire	Servicing Portfolio Bidder	Return Deposit	2,500,000
2/1/2010	Wire	Servicing Portfolio Bidder	Return Deposit	2,500,000
2/1/2010	Wire	Servicing Portfolio Bidder	Return Deposit	2,500,000
2/2/2010	Wire	Servicing Portfolio Bidder	Return Deposit	2,500,000
2/2/2010	Wire	Servicing Portfolio Bidder	Return Deposit	2,500,000

			Total Cash Disbursements	$15,000,000	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 2/1/2010 to 2/28/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
2/26/2010	SPS Servicing	Servicing Portfolio Proceeds	77,167,676
2/26/2010	SPS Servicing	Repayment of Accounts Receivable	18,158,924
2/26/2010	Bank of America	Interest	1,417

		Total Cash Receipts	$95,328,017	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: February 28, 2010

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$123,824,526	$16,848,967
Accounts Receivable (from Form 2-E)		972,213	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,636,834	4,807,453

	Accrued interest receivable	—	47,878

Total Current Assets		126,433,573	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		833,813	533,109

Net Fixed Assets		367,527	668,231

Other Assets (List):	Restricted cash	—	201,432,689

	Mortgage servicing portfolio	—	87,104,385

	Investment in subsidiaries	24,613,649	21,244,747

	Loan held for sale	2,015,230	8,359,404

	Deposits	3,605,000	300,000

TOTAL ASSETS		$157,034,979	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$2,770,270	$—
Post-petition Accrued Professional Fees (from Form 2-E)		3,243,431	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable (List):	Contingent obligations (3)	3,042,397	—

	Bidder Deposits on Servicing Portfolio (4)	2,500,000

Total Post Petition Liabilities		11,556,098	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt		3,460,410,119	3,664,898,118

Total Pre Petition Liabilities		3,460,410,119	3,664,898,118

TOTAL LIABILITIES		3,471,966,217	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (5)		(250,201)	—

TOTAL OWNERS’ EQUITY		(3,314,931,238)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$157,034,979	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded
(3)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(4)	Deposits from interested bidders on Servicing Portfolio to be returned.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: February 1, 2010 to February 28, 2010

	Current Month	Post-petition Accumulated Total (1)

Operating Revenue
Interest income (2)	$69,617	$5,458,427
Mortgage servicing income	2,036,302	21,635,771

Net Operating Revenue	2,105,919	27,094,198

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	2,105,919	28,289,274

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	1,016,062	23,614,240
Rents and Leases	25,000	618,262
Depreciation, Depletion and Amortization	33,412	334,120
Other (list):	—	—
	—	—

Total Operating Expenses	1,074,474	25,462,012

Operating Income / (Loss)	1,031,445	2,827,262

Non-Operating Income / (Expenses)
Earnings from subsidiaries	439,942	3,368,902
Other Non-Operating Income (4)	3,888,886	4,496,861

Net Non-Operating Income / (Expenses)	4,328,828	7,865,763

Reorganization Expenses
Legal and Professional Fees	642,757	10,745,057
Other Reorganization Expense	34,010	198,170

Total Reorganization Expenses	676,767	10,943,227

Net Income / (Loss) Before Income Taxes	4,683,506	(250,202)

Federal and State Income Tax Expense / (Benefit) (5)	—	—

NET INCOME / (LOSS)	$4,683,506	$(250,202)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $9.5 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $5.0 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Current month income includes a $3.9 million gain on the servicing portfolio liquidation. Accumulated total includes a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. The estimated potential tax liability that could be incurred due to the method of accounting change is $7.3 million. However, given the large 2009 operating losses for TMST, Inc., it is reasonably possible that the potential tax liability will not be incurred. As such, the Company did not record it in the comparative balance sheet nor recognize it in the profit and loss statement.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: February 1, 2010 to February 28, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld
Federal	$—	$19,286	$19,286	2/11/2010	Wire	$—
		75,463	75,463	2/25/2010	Wire	—

State	—	3,759	3,759	2/11/2010	Wire	—
		14,752	14,752	2/25/2010	Wire	—

FICA Tax Withheld	—	7,157	7,157	2/11/2010	Wire	—
		22,931	22,931	2/25/2010	Wire	—

Employer’s FICA Tax	—	7,157	7,157	2/11/2010	Wire	—
		22,931	22,931	2/25/2010	Wire	—

Unemployment Tax
Federal	—	61	61	2/11/2010	Wire	—
		15	15	2/25/2010	Wire	—

State	—	940	940	2/11/2010	Wire	—
		2,426	2,426	2/25/2010	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$176,877	$176,877			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010
Property (Fire, Theft)	N/A
Vehicle	N/A
Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010
Directors & Officers (Excess)	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010
Directors & Officers (Primary)	U.S. Specialty Insurance Company	15,000,000	5/1/2010	5/1/2010
Trustee Surety Bond	Liberty Mutual Insurance Company	25,000,000	10/28/2010	10/28/2010

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 2/1/2010 to 2/28/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)

Under 30 days	$5,592		$3,822,903
30 to 60 days	—		228,595
61 to 90 days	—		377,669
91 to 120 days	—		692,812
Over 120 days	492,676		891,722
Unavailable	346,655	(3)

Total Post Petition	844,923

Pre Petition Amounts	127,290	(3)

Total Accounts Receivable	972,213

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$972,213

	Total Post Petition Accounts Payable		$6,013,700

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)

Debtor’s Counsel	$253,970	$3,300	$4,797		$277,014
Debtor’s Special Counsel (2)	310,304	—	—		449,718
Debtor’s Financial Advisor	250,000	—	7,375		176,648
Creditors’ Committee’s Counsel	100,000	42,445	118,923		586,825
Unsecured Creditors’ Financial Advisor	—	7,482	20,457		228,437
Chapter 11 Trustee (3)	—	75,000	—		300,000
Trustee’s Counsel	—	316,543	143,327		639,156
Trustee’s Financial Advisor	—	225,000	166,068		530,853
Claims Agent	—	14,000	188		54,780

Total	$914,274	$683,770	$461,135		$3,243,431

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(3)	Chapter 11 Trustee commision is an estimate based on time spent performing the Trustee function at customary rates. The actual commision awarded is subject to Bankruptcy Court approval and will vary from the estimate.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 2/1/2010 to 2/28/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: February 28, 2010

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.
1.	Disbursements made in calendar quarter
	January 2010	$2,496,213
	February 2010	18,501,685
	March 2010

	Quarterly Total	$20,997,898

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of February 28, 2010

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable

Reimbursement Simmons_FedEx (1)	8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)	9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co	10/15/2009	492,482	—	—	—	—	492,482	—
Cenlar, P&I Advance	2/18/2010	5,592	5,592	—	—	—	—	—
Borrower Escrow Advance Balance (2)	Various	324,365	—	—	—	—	—	324,365
Borrower Corporate Advance Balance (2)	Various	22,041	—	—	—	—	—	22,041
Borrower Inspection Fees (2)	Various	249	—	—	—	—	—	249

Total Post Petition Accounts Receivable		$844,923	$5,592	$—	$—	$—	$492,676	$346,655

Pre Petition	Date	Amount
Adfitech	3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture	4/30/2009	6,888
Borrower Escrow Advance Balance (2)	Various	119,161
Borrower Inspection Fees (2)	Various	241

Total Pre Petition Accounts Receivable		$127,290

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of February 28, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days

Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick, Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick, Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick, Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
J.H. Cohn LLP	09/30/09	20,606	—	—	—	—	20,606
Protiviti, Inc.	09/30/09	108,672	—	—	—	—	108,672
Quinn Emanuel Urquhart Oliver & Hedges	09/30/09	47,287	—	—	—	—	47,287
Tydings & Rosenberg LLP	09/30/09	5,620	—	—	—	—	5,620
Venable LLP	09/30/09	143,955	—	—	—	—	143,955
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Goldin Associates, LLC	10/31/09	6,505	—	—	—	6,505	—
J.H. Cohn LLP	10/31/09	173,613	—	—	—	173,613	—
Protiviti, Inc.	10/31/09	51,395	—	—	—	51,395	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/09	284,370	—	—	—	284,370	—
Tydings & Rosenberg LLP	10/31/09	8,472	—	—	—	8,472	—
Venable LLP	10/31/09	133,544	—	—	—	133,544	—
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	6,460	—
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	28,453	—
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	75,000	—	—
Goldin Associates, LLC	11/30/09	35,019	—	—	35,019	—	—
J.H. Cohn LLP	11/30/09	8,221	—	—	8,221	—	—
Protiviti, Inc.	11/30/09	5,456	—	—	5,456	—	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/09	178,459	—	—	178,459	—	—
Shapiro Sher Guinot & Sandler	11/30/09	57,752	—	—	57,752	—	—
Tydings & Rosenberg LLP	11/30/09	3,063	—	—	3,063	—	—
Venable LLP	11/30/09	7,800	—	—	7,800	—	—
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	5,024	—	—
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	1,875	—	—
Pepper Hamilton LLP	12/30/09	1,021	—	1,021	—	—	—
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	75,000	—	—	—
Epiq Bankruptcy Solutions, LLC	12/31/09	26,390	—	26,390	—	—	—
Goldin Associates, LLC	12/31/09	37,775	—	37,775	—	—	—
J.H. Cohn LLP	12/31/09	4,466	—	4,466	—	—	—
Protiviti, Inc.	12/31/09	1,794	—	1,794	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	(36,577)	—	(36,577)	—	—	—
Shapiro Sher Guinot & Sandler	12/31/09	33,261	—	33,261	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of February 28, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Tydings & Rosenberg LLP	12/31/09	5,701	—	5,701	—	—	—
Venable LLP	12/31/09	(31,329)	—	(31,329)	—	—	—
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	29,989	—	—	—
KPMG LLP	01/15/10	49,802	—	49,802	—	—	—
KPMG LLP	01/15/10	4,428	—	4,428	—	—	—
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	26,875	—	—	—
Pepper Hamilton LLP	01/29/10	338	338	—	—	—	—
Pepper Hamilton LLP	01/29/10	34,000	34,000	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	01/31/10	14,390	14,390	—	—	—	—
Goldin Associates, LLC	01/31/10	226,554	226,554	—	—	—	—
J.H. Cohn LLP	01/31/10	14,050	14,050	—	—	—	—
Protiviti, Inc.	01/31/10	9,331	9,331	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	01/31/10	25,849	25,849	—	—	—	—
Shapiro Sher Guinot & Sandler	01/31/10	231,600	231,600	—	—	—	—
Tydings & Rosenberg LLP	01/31/10	22,135	22,135	—	—	—	—
Venable LLP	01/31/10	19,744	19,744	—	—	—	—
Thornburg Mortgage Advisory Co	01/31/10	4,450	4,450	—	—	—	—
FedEx	02/05/10	574	574	—	—	—	—
Bravo Technical Resources	02/10/10	3,606	3,606	—	—	—	—
FedEx	02/12/10	645	645	—	—	—	—
Thornburg Mortgage Advisory Co	02/12/10	26,875	26,875	—	—	—	—
Bravo Technical Resources	02/17/10	4,328	4,328	—	—	—	—
ADP Financial Services	02/18/10	400	400	—	—	—	—
FedEx	02/19/10	449	449	—	—	—	—
Bravo Technical Resources	02/24/10	5,836	5,836	—	—	—	—
Bank of America	02/24/10	11,850	11,850	—	—	—	—
FedEx	02/26/10	625	625	—	—	—	—
Interactive Mortgage Advisors, LLC	02/26/10	514,952	514,952	—	—	—	—
Select Portfolio Servicing, Inc.	02/26/10	159,963	159,963	—	—	—	—
TMST Employee	02/26/10	847	847	—	—	—	—
Wells Fargo	02/26/10	86,500	86,500	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	02/28/10	14,000	14,000	—	—	—	—
Goldin Associates, LLC	02/28/10	225,000	225,000	—	—	—	—
J.H. Cohn LLP	02/28/10	7,482	7,482	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	02/28/10	25,000	25,000	—	—	—	—
Shapiro Sher Guinot & Sandler	02/28/10	316,543	316,543	—	—	—	—
Tydings & Rosenberg LLP	02/28/10	17,445	17,445	—	—	—	—
Venable LLP	02/28/10	3,300	3,300	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of February 28, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Bravo Technical Resources	02/28/10	5,971	5,971	—	—	—	—
Cenlar	02/28/10	1,544,436	1,544,436	—	—	—	—
KPMG LLP	02/28/10	32,783	32,783	—	—	—	—
Pepper Hamilton LLP	02/28/10	16,709	16,709	—	—	—	—
RR Donnelley	02/28/10	1,595	1,595	—	—	—	—
Thornburg Investment Management	02/28/10	87	87	—	—	—	—
Thornburg Mortgage Advisory Co	02/28/10	1,893	1,893	—	—	—	—
Trackvia, Inc.	02/28/10	747	747	—	—	—	—
Trackvia, Inc.	02/28/10	1,345	1,345	—	—	—	—
Payroll Accrual	02/28/10	38,678	38,678	—	—	—	—

Post Petition Accounts Payable		6,013,700	3,822,903	228,595	377,669	692,812	891,722

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending February 28, 2010

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.